INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 33-10250, 33-39646,333-39648, 33-88470 and 3388472 of Parlex Corporation on
Form S-8 of our report dated August 4, 1995, appearing in this Annual Report on Form 10-K of Parlex Corporation for the year ended June 30, 1995.



/s/  DELOITTE & TOUCHE LLP

Boston, Massachusetts
September 26, 1995